UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2012
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 SEITEL, INC.
(Exact name of Registrant as Specified in its Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	001-10165 (Commission File Number)	76-0025431 (IRS Employer Identification No.)
10811 S. Westview Circle Drive
Building C, Suite 100
Houston, Texas 77043
(Address of Principal Executive Offices)
(713) 881-8900
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

SEITEL HOLDINGS, INC. AMENDED AND RESTATED 2008 RESTRICTED STOCK AND RESTRICTED STOCK UNIT PLAN
On July 24, 2012, the board of directors (the “Board”) of Seitel Holdings, Inc. (“Holdings”), the parent company of Seitel, Inc. (“Seitel”), approved the Seitel Holdings, Inc. Amended and Restated 2008 Restricted Stock and Restricted Stock Unit Plan (the “Amended and Restated 2008 Plan”) which replaces the Seitel Holdings, Inc. 2008 Restricted Stock And Restricted Stock Unit Plan effective April 8, 2008 (the “Original 2008 Plan”), in its entirety. Under the Amended and Restated 2008 Plan, select management employees of Seitel, as a subsidiary of Holdings, may be awarded additional employment incentives in the form of grants of restricted stock and restricted stock unit awards by Holdings.
The Amended and Restated 2008 Plan has been updated from the Original 2008 Plan to (i) change the definitional terms of “Cause”, “Investor” and “Securities Holder Agreement”, and (ii) incorporate 409A tax compliance language.

The purpose of the Amended and Restated 2008 Restricted Stock remains the same as the Original 2008 Plan; to provide incentives to such present and future Employees of Holdings or its Subsidiaries through the grant of Restricted Stock and Restricted Stock Unit Awards by Holdings. The Amended and Restated 2008 Plan will be interpreted and administered by a committee of the Board of Holdings (the “Committee”). The Committee shall, in its sole discretion, determine the number of shares of restricted stock or the number of units to be granted to each such Employee under an award agreement, and determine the terms and conditions of the awards granted. The maximum number of shares available under the Amended and Restated 2008 Plan is 25,000 shares of Holdings common stock.

The foregoing description of the Amended and Restated 2008 Plan does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1, attached hereto and filed herewith.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

The following exhibits are furnished with this report.

Exhibit No.	Description
10.1	Seitel Holdings, Inc. Amended and Restated 2008 Restricted Stock and Restricted Unit Plan, dated July 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEITEL, INC.

Date: July 25, 2012	By:	/s/ Robert D. Monson
Robert D. Monson
President and CEO

EXHIBIT INDEX

Exhibit No.	Description
10.1	Seitel Holdings, Inc. Amended and Restated 2008 Restricted Stock and Restricted Unit Plan, dated July 24, 2012